                              POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints  Phillip  Gillespie and Mitchell  Lindauer and each of them,  his true and lawful  attorneys-in-fact and agents, with full power of substitution and  resubstitution,  for him and in his capacity as Trustee and/or officer of
Oppenheimer  Dividend  Growth Fund and Oppenheimer  International  Diversified
Fund (the "Funds"), to sign on his behalf any and all Registration  Statements
(including any amendments  and  supplements  thereto) under the Securities Act of  1933,  the  Investment  Company  Act  of  1940,  and  other  documents  in connection  therewith,  and Forms 3, 4, and 5, and to file the same,  with all exhibits  thereto,  and other  documents  in  connection  therewith,  with the
Securities and Exchange Commission,  granting unto said  attorneys-in-fact and agents,  and each of them, full power and authority to do and perform each and every  act and  thing  requisite  and  necessary  to be done in and  about the premises,  as fully as to all intents and  purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and  each of them,  may  lawfully  do or  cause to be done by  virtue hereof.

Dated this 29th day of June, 2005.

/s/Matthew P. Fink                              /s/Joel W. Motley
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Matthew P. Fink                           Joel W. Motley

/s/Robert G. Galli                              /s/Kenneth A. Randall
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Robert G. Galli                           Kenneth A. Randall

/s/Phillip A. Griffiths                         /s/Russell S. Reynolds, Jr.
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Phillip A. Griffiths                            Russell S. Reynolds, Jr.

/s/ Mary F. Miller                              /s/Clayton K. Yeutter
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Mary F. Miller                                  Clayton K. Yeutter